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                                                           Exhibit 10(ii)(iii)


                    AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT


                              NANTUCKET INDUSTRIES, INC.
                                  105 Madison Avenue
                               New York, New York 10016



                                  March 18, 1997



Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

    Congress Financial Corporation ("Lender") and Nantucket Industries, Inc. ("Borrower") have entered into certain financing arrangements pursuant to which Lender may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated March 21, 1994, between Lender and Borrower, as amended by Amendment No. 1 to Loan and Security Agreement, dated May 31, 1996, Amendment No. 2 to Loan and Security Agreement, dated July 31, 1996, and Amendment No. 3 to Loan and Security Agreement, dated as of August 15, 1996 (as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement," and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, collectively, the "Financing Agreements").

    Borrower has requested that Lender consent to Borrower entering into certain lease financing arrangements with IBM Credit (as hereinafter defined), pursuant to which IBM Credit will finance the acquisition of certain equipment by Borrower to upgrade certain existing Equipment of Borrower and to permit a lien on such equipment to secure such indebtedness. Lender is willing to agree to the foregoing, subject to the terms and conditions contained herein.

    In consideration of the foregoing, the respective agreements and covenants contained herein, and other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

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    1.  Definitions.

        (a) Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below, and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions:

             (i) "IBM Credit" shall mean IBM Credit Corporation, a New York corporation, and its successors and assigns.

             (ii) "IBM Capital Lease Agreement" shall mean the General Business Lease Agreement, dated as of the date hereof, between IBM Credit and Borrower, pursuant to which IBM Credit has agreed to finance the acquisition by Borrower of certain Equipment for the purpose of upgrading certain existing Equipment, as all of the foregoing Equipment is identified on Schedule A hereto, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

        (b) Interpretations. For purposes of this Amendment, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined above, shall have the respective meanings assigned to such terms in the Loan Agreement.

    2. Encumbrances. Section 9.8(e) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

        "(e) (i) purchase money security interests in Equipment (including capital leases) and purchase money mortgages on real estate not to exceed $50,000 in the aggregate at any time outstanding so long as (A) such security interests and mortgages do not apply to any property of Borrower, other than the Equipment or real estate so acquired, and (B) the indebtedness secured thereby does not exceed the cost of the Equipment or real estate so acquired, as the case may be; and

             (ii) the security interests and liens of IBM Credit in Equipment subject to the IBM Capital Lease Agreement (as in effect on the date of the execution thereof) not to exceed $218,279 less the aggregate amount of all repayments in respect thereof, plus charges and fees, so long as (A) such security interests and liens of IBM Credit do not apply to any property of Borrower, other than the Equipment specifically identified in the IBM Capital Lease Agreement (as in effect on the date of the execution thereof) and (B) the indebtedness secured thereby does

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    not exceed the cost of the Equipment acquired pursuant to the IBM Capital
    Lease Agreement (as in effect on the date of the execution thereof);"

    3. Additional Representations and Warranties. Each of Borrower and Guarantor represents, warrants and covenants with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans by Lender to Borrower:

        (a) The failure of Borrower to comply with the covenants, conditions and agreements contained herein or in any other agreement, document or instrument at any time executed and/or delivered by Borrower with, to or in favor of Lender shall constitute an Event of Default under the Financing Agreements.

        (b) No Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred as of the date of this Amendment (after giving effect to the amendments to the Financing Agreements made by this Amendment).

        (c) This Amendment has been duly executed and delivered by Borrower and Guarantor and is in full force and effect as of the date hereof and the agreements and obligations of Borrower and Guarantor contained herein constitute legal, valid and binding obligations of Borrower and Guarantor enforceable against Borrower and Guarantor in accordance with their respective terms.

    4. Conditions to Effectiveness of Amendment. The effectiveness of the other provisions of this Amendment shall be subject to the satisfaction of each of the following additional conditions precedent:

        (a) Lender shall have received, in form and substance satisfactory to Lender, an executed original or executed original counterparts of this Amendment, as the case may be;

        (b) Lender shall have received a true, correct and complete copy of the IBM Capital Lease Agreement; and

        (c) no Event of Default shall exist or have occurred and no event shall have occurred or exist which with notice or passage of time or both would constitute an Event of Default.

    5. Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the

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Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

    6. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

    7. Governing Law. The validity, interpretation and enforcement of this Amendment and any dispute arising out of the relationship between the parties hereto in connection with this Amendment, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of law).

    8. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

    9. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

    Please sign the enclosed counterpart of this Amendment in the space provided below whereupon this Amendment as so accepted by Lender, shall become a binding agreement among Borrower, Guarantor and Lender.


                                       Very truly yours,

                                       NANTUCKET INDUSTRIES, INC.

                                       By: /s/ Ronald Hoffman
                                           --------------------------
                                       Title: VP - Finance
                                              -----------------------


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ACKNOWLEDGED:

NANTUCKET MILLS, INC.

By: /s/ Ronald Hoffman
   --------------------------

Title: VP
      ------------------------

AGREED:


CONGRESS FINANCIAL CORPORATION

By: /s/ David Marisca
   --------------------------

Title: Vice President
      ------------------------


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